UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2020

CenturyLink, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of registrants’ principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (318)
388-9000

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd. Broomfield, Colorado	80021
(Address of registrant’s principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	CTL	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR
§
230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.
On June 10, 2020, CenturyLink, Inc. issued a press release announcing that:
(i)
its indirect wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), planned to offer $1.0 billion aggregate principal amount of fixed-rate eight-year senior unsecured notes in a proposed private offering that will not be registered under the Securities Act of 1933, the net procceds of which will be used, together with cash on hand, for general corporate purposes, including to redeem all $840 million aggregate principal amount of Level 3 Financing’s outstanding 5.375% Senior Notes due 2022 (the “2022 Notes”) and a portion of Level 3 Financing’s outstanding 5.675% Senior Notes due 2023 (the “2023 Notes”); and

(ii)
its indirect wholly-owned subsidiary, Qwest Corporation, had issued notices to redeem $200 million outstanding aggregate principal amount of Qwest Corporation’s 6.875% Notes due 2054 (the “Qwest Notes”).

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the 2022 Notes, the 2023 Notes or the Qwest Notes.
On June 10, 2020, CenturyLink issued a subsequent press release announcing Level 3 Financing’s agreement to sell $1.2 billion aggregate principal amount of its 4.250% Senior Notes due 2028 in a private offering that will not be registered under the Securities Act of 1933. That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibits 99.1 and 99.2. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.
Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release dated June 10, 2020, relating to the proposed private offering of senior notes and the issuance of redemption notices for Qwest Notes.

99.2	Press Release dated June 10, 2020, relating to the pricing of the senior notes.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President and Controller

LEVEL 3 PARENT, LLC

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President and Controller
Dated: June 10, 2020